UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2010 (May 24, 2010)

TPC GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 24, 2010, the Compensation Committee of the Board of Directors granted performance share awards and restricted stock unit awards to certain executive officers and other key personnel the Company. These awards were made pursuant to the Company’s 2009 Long-Term Incentive Plan (the “2009 Plan”) and the attached form award agreements.

The performance share awards consist of a target number of performance units, with each unit denominated in shares of common stock of the Company. Payout may be earned based on the Company’s return on invested capital as compared to the Company’s weighted average cost of capital over a three-year performance period ending December 31, 2012, with actual payout ranging from 0% to 200% of the target award, subject to the terms and conditions set forth in the form of Performance Share Award Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

The restricted stock unit awards vest over a three-year period, with one-third (rounded down) of each such award vesting on each of January 1, 2011 and January 1, 2012, and the balance of each such award vesting on January 1, 2013, subject to the terms and conditions set forth in the form of Restricted Stock Unit Award Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

On May 24, 2010, the Company also entered into amendments with each of its executive officers, including each of its named executive officers, to reflect applicable requirements of Section 409A of the Internal Revenue Code. The amendments provide that severance or salary continuation payments, if any, following certain terminations of employment will generally be delayed for six months following a termination of employment. The foregoing description of the employment agreement amendments is qualified in its entirety by reference to such amendments, copies of which are attached hereto as Exhibits and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

TPC Group Inc. will participate in meetings with investors and analysts on Wednesday, May 26, 2010 at the Wells Fargo NGL Summit, which will be held at the Four Seasons Hotel in Houston, Texas. A copy of the slides to be presented at the conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The slide presentation includes statements intended as “forward-looking statements,” all of which are subject to the cautionary information about forward-looking statements set forth therein. The slide presentation also contains non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the Appendix to the slide presentation.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the slide presentation furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Performance Share Award Agreement dated May 24, 2010 for key employees under the 2009 Long-Term Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement dated May 24, 2010 for key employees under the 2009 Long-Term Incentive Plan

10.3	Amendment No. 2 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Charles W. Shaver

10.4	Amendment No. 2 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Ruth I. Dreessen

10.5	Amendment No. 2 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Christopher A. Artzer

10.6	Amendment No. 2 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Luis E. Batiz

10.7	Amendment No. 1 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Russell T. Crockett Jr.

99.1	TPC Group Inc. slide presentation for the Wells Fargo NGL Summit on May 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC GROUP INC.

Date: May 26, 2010	By:	/S/ CHRISTOPHER A. ARTZER
Christopher A. Artzer
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Performance Share Award Agreement dated May 24, 2010 for key employees under the 2009 Long-Term Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement dated May 24, 2010 for key employees under the 2009 Long-Term Incentive Plan

10.3	Amendment No. 2 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Charles W. Shaver

10.4	Amendment No. 2 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Ruth I. Dreessen

10.5	Amendment No. 2 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Christopher A. Artzer

10.6	Amendment No. 2 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Luis E. Batiz

10.7	Amendment No. 1 to Employment Agreement dated May 24, 2010, effective as of January 1, 2009, between TPC Group Inc., TPC Group LLC and Russell T. Crockett Jr.

99.1	TPC Group Inc. slide presentation for the Wells Fargo NGL Summit on May 26, 2010